September 6, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account

(File No. 811-08091)

Discovery Select Group Retirement Annuity

(File No. 333-23271)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.

AB Variable Products Series Fund, Inc.	811-05398

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

Janus Aspen Series	811-07736

MFS® Variable Insurance Trust	811-08326

Prudential Series Fund	811-03623

T. Rowe Price Equity Series, Inc.	811-07143

T. Rowe Price International Series, Inc.	811-07145

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for
The Prudential Insurance Company of America